SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2020

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 14, 2020, we entered into a Subscription Agreement with Alpha Capital Anstalt (“Purchaser”), pursuant to which we issued and sold to the Purchaser 2,000,000 shares of our common stock (the “Shares”) for total proceeds of $160,000.  The Shares were sold at $0.08 per share, after applying a 20% discount to the purchase price of $0.10 per share.

The Shares were offered and sold pursuant to qualified offering circular on Form 1-A (File No. 024-10950) and related supplement, in each case filed with the Securities and Exchange Commission.  A copy of the form of Subscription Agreement used in the offer and sale is attached as Exhibit 13.1 to the Form 1-A/A filed with the SEC on June 3, 2019 and is incorporated herein by reference.

Also on July 14, 2020, we entered into a Securities Purchase Agreement (“SPA”) with Purchaser for the sale of a convertible promissory note, executed on July 15, 2019, in the principal amount of $200,000 (the “Note”).  We received $160,000 after paying a $40,000 original issue discount on the Note. The Note bears interest at 5% per annum and matures one year from the date of issuance. After 180 days from issuance, the Note may be converted by purchaser into shares of our common stock at a conversion price of the lesser of (i) $0.025 or (ii) 40% of the lowest trading price of our common stock in the 20 days preceding the issuance date of the Note.

As additional consideration for the Note, we issued to Purchaser a warrant (the “Warrant”) to purchase 2,000,000 shares of common stock at an exercise price of $0.02 per share (subject to adjustment as set forth in the Warrant) expiring six months from the date of issuance.

The foregoing description of the SPA, the Note and the Warrant, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, the Note and the Warrant, which are included in this Current Report as Exhibits 10.1, 4.1, and 4.2, and are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Convertible Promissory Note, dated July 15, 2020
4.2	Warrant, dated July 15, 2020
10.1	Securities Purchase Agreement, dated July 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

Chief Executive Officer

Date July 20, 2020